                                  SCHEDULE 14C
                                 (RULE 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
                 Information Statement Pursuant to Section 14(c)
             of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X] Preliminary information statement     [ ] Confidential, for use of the Commission
                                              only (as permitted by Rule 14c-5(d)(2))

[ ] Definitive information statement


                                 UDATE.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------


Payment of Filing Fee (Check the appropriate box)

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)     Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)     Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)     Maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)     Total fee paid:

--------------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount Previously Paid:

--------------------------------------------------------------------------------
(2)     Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
(3)      Filing Party:

--------------------------------------------------------------------------------
(4)      Date Filed:

                                 UDATE.COM, INC.

                              NEW ENTERPRISE HOUSE
                                ST. HELENS STREET
                                  DERBY DE1 3GY
                                     ENGLAND
                                 (877) 802-7243

                       NOTICE OF ACTION BY WRITTEN CONSENT
                                      OF A
                    MAJORITY OF THE OUTSTANDING COMMON SHARES
                        TAKEN ON OR ABOUT MARCH 28, 2001



To the Stockholders of uDate.com, Inc.:

        Notice is hereby given that the holders of a majority of the outstanding shares of uDate.com, Inc., a Delaware corporation (together with its predecessor, uDate.com, a California corporation, the "Company"), have acted by written consent to adopt and approve the Company's 2001 Stock Incentive Plan, effective - -, 2001, which date is at least twenty (20) days after the mailing of the enclosed Information Statement.

        Your consent to the adoption of the 2001 Stock Incentive Plan is not required and is not being solicited. Pursuant to Section 228 of the General Corporation Law of the State of Delaware, you are hereby being provided with notice of the approval of the 2001 Stock Inventive Plan by the less than unanimous written consent of the stockholders of the Company. We are providing this statement for information purposes only.

                                    By Order of the Board of Directors



                                    ----------------------------------
                                    Secretary




                        WE ARE NOT ASKING YOU FOR A PROXY

                                       AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                 UDATE.COM, INC.
                              NEW ENTERPRISE HOUSE
                                ST. HELENS STREET
                                  DERBY DE1 3GY
                                     ENGLAND
                                 (877) 802-7243


                              INFORMATION STATEMENT
                  ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

        This Information Statement is furnished to the stockholders of uDate.com, Inc., a Delaware corporation (the "Company"), in connection with the adoption and approval of the Company's 2001 Stock Incentive Plan, or 2001 Plan, by the written consent of the holders of a majority in interest of the Company's voting capital stock, consisting of the Company's outstanding common stock, par value $0.001 per share (the "Common Stock").

        The elimination of the need for a special meeting of stockholders to approve the 2001 Plan is made possible by Section 228 of the General Corporation Law of the State of Delaware (the "Delaware Law") which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Delaware Law, a majority of the outstanding shares of voting capital stock entitled to vote thereon is required in order to approve an action such as the adoption of the 2001 Plan. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the adoption of the 2001 Plan as early as possible in order to accomplish the purposes of the Company as hereinafter described, the Board of Directors of the Company voted to use the written consent of the holders of a majority in interest of the Common Stock of the Company.

        The Board of Directors of the Company has taken action to approve the 2001 Plan. Stockholders holding an aggregate of over 50% of the issued and outstanding shares of Common Stock have consented in writing to the approval and adoption of the 2001 Plan. Accordingly, all corporate action necessary to approve and adopt the 2001 Plan has already been taken. Pursuant to the regulations promulgated under the Securities Exchange Act of 1934, the approval and adoption of the 2001 Plan by the stockholders of the Company will not become effective until - -, 2001, which date is at least twenty (20) days after the mailing of the enclosed Information Statement to the stockholders of the Company.

        Pursuant to Section 228 of the Delaware Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to stockholders who have not consented in writing to such action. No additional action will be undertaken pursuant to such notice, and no dissenters' rights under Delaware Law are afforded to the Company's stockholders as a result of the adoption of the 2001 Plan. This Information Statement is first being mailed to stockholders on or about May -, 2001.

        NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                        WE ARE NOT ASKING YOU FOR A PROXY
                                       AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                     SUMMARY

        The Company's Board of Directors has recommended and the holders of a majority of the Company's outstanding shares have approved, the Company's 2001 Stock Incentive Plan. The 2001 Plan provides for the grant of "incentive stock options" intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-statutory stock options and restricted stock awards. The purpose of the 2001 Plan is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who make, or are expected to make, important contributions to us.



                        WE ARE NOT ASKING YOU FOR A PROXY

                                       AND

                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

                            2001 STOCK INCENTIVE PLAN

        The following is a brief summary of the provisions of the 2001 Stock Incentive Plan. The following summary is qualified in its entirety by reference to the 2001 Plan, a copy of which is attached to the electronic copy of the preliminary form of this Proxy Statement filed with the SEC and may be accessed from the SEC's home page (www.sec.gov). In addition, a copy of the 2001 Plan may be obtained from the Secretary of the Company.

        Our Board adopted the 2001 Plan on March 27, 2001, and our stockholders approved the 2001 Plan on March 28, 2001, to become effective on - -, 2001.

DESCRIPTION OF THE 2001 PLAN

        Types of Awards

        The 2001 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, non-statutory stock options and restricted stock awards (collectively, "Awards").

        Incentive Stock Options and Non-statutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than 100% of the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). The 2001 Plan permits the following forms of payment of the exercise price of options: (i) payment by cash, check or in connection with a "cashless exercise" through a broker, (ii) surrender to the Company of shares of Common Stock, (iii) delivery to the Company of a promissory note, (iv) any other lawful means as our Board may determine, or (v) any combination of these forms of payment.

        Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

        Eligibility to Receive Awards

        Employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) of the Company are eligible to be granted Awards under the 2001 Plan. Under present law, however, incentive stock options may only be granted to employees of the Company and its subsidiaries.

        Shares Subject to the 2001 Plan

        The following shares are authorized for issuance pursuant to the 2001
Plan:

        (1)     4,280,000 shares of Common Stock; plus

        (2) an annual increase to be effected on the first day of each of the Company's fiscal years beginning on January 1, 2002 through and including January 1, 2005 equal to the lesser of (i) 500,000 shares of Common Stock, (ii) 2% of the outstanding shares on such date or (iii) an amount determined by the Board.

provided, however, that in no event shall the number of shares available under the 2001 Plan be increased under clause (2), in addition to any other increases proposed by the Board in the number of shares available for issuance under all other employee or director stock plans, to a total number of shares then available for issuance under all employee and director stock plans exceeding 30% of the outstanding shares of the Company on the first day of the applicable fiscal year.

        Whenever awards under the 2001 Plan expire, terminate or otherwise become unexerciseable, the shares of Common Stock which were subject to those awards may again be available for award under the 2001 Plan, subject, however, in the case of incentive stock options, to any limitation required under the Code. Shares issued under the 2001 Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        Plan Benefits

        As of May 8, 2001, approximately 50 persons were eligible to receive Awards under the 2001 Plan, including the Company's executive officers and non-employee directors. The granting of Awards under the 2001 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group, except that the following awards will be made under the 2001 Plan.


                                NEW PLAN BENEFITS

                            2001 STOCK INCENTIVE PLAN

     Name and Position                                                   Dollar Value($)      Number of Options
     -----------------                                                   --------------       -----------------

          Executive Group..........................................        $1,316,000              700,000

          Non-Executive Officer Employee Group.....................                 *              780,000

----------------
        * The dollar value of the options granted to the Non-Executive Officer Employer Group is indeterminable.

        On May 8, 2001, the last reported sale price of our common stock on the OTC Bulletin Board was $1.60.

        Administration

        The 2001 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 2001 Plan and to interpret the provisions of the 2001 Plan. Pursuant to the terms of the 2001 Plan, the Board of Directors may delegate authority to administer certain aspects of the 2001 Plan to one or more committees or subcommittees of the Board of Directors.

        Subject to any applicable limitations contained in the 2001 Plan, the Board of Directors or any committee to whom the Board of Directors delegates authority, as the case may be, selects the recipients of Awards and determines
(i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of our Common Stock subject to any restricted stock Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

        The Board of Directors is required to make appropriate adjustments in connection with the 2001 Plan and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.

        If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 2001 Plan, subject, however, in the case of incentive stock options, to any limitations under the Code.

        Consequences of a Reorganization Event

        The 2001 Plan also contains provisions addressing the consequences of any Reorganization Event, which is defined as (i) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction. Upon the occurrence of a Reorganization Event, all outstanding options are to be assumed, or substituted for, by the acquiring or succeeding corporation. However, if the acquiring or succeeding corporation does not agree to assume, or substitute for, outstanding options, then the Board of Directors must either accelerate the vesting of the options to make them fully exercisable prior to consummation of the Reorganization Event or provide for a cash out of the value of any outstanding options. In addition, if the Reorganization Event also constitutes a Change in Control Event (as defined below), the assumed or substituted options shall be immediately exerciseable upon the occurrence of the Reorganization Event.

        Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding restricted stock Award will inure to the benefit of the acquiring or succeeding corporation.

        Consequences of a Change in Control Event

        The 2001 Plan contains provisions addressing the consequences of any Change in Control Event, which is defined as (i) with certain exceptions, the acquisition of 50% or more of either the Common Stock of the Company or the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors, (ii) with certain exceptions, the replacement of the existing board of directors, or (iii) with certain exceptions, the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company. Upon the occurrence of a Change in Control Event, all outstanding options will automatically become immediately exercisable in full.

        Upon the occurrence of a Change in Control Event, except to the extent specifically provided to the contrary in the agreement between the plan participant and the Company, the vesting schedule of all restricted stock Awards shall be accelerated in part so that one-half of the Award shall immediately become free from conditions or restrictions, and the remaining one-half of such number of shares shall continue to vest in accordance with the Award's original schedule, with one-half of the number of shares that would otherwise have become free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule becoming free from conditions or restrictions on each subsequent vesting date. In addition, each outstanding Award shall vest immediately in full if, on or prior to the first anniversary of the Change in Control Event, the plan participant's employment with the Company or the acquiring or succeeding corporation is terminated without cause or good reason by the Company or the acquiring or succeeding corporation.

        Limitations

        Notwithstanding the foregoing provisions related to acceleration of options and restricted stock awards under the 2001 Plan, if the Change in Control Event is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if the acceleration to be effected pursuant to the above-discussed provisions would preclude accounting for the Change in Control Event as a "pooling of interests" for financial accounting purposes, then no such acceleration shall occur upon the Change in Control Event.

        Transferability

        Except as the Board may otherwise determine, or as provided in an award, awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the plan participant, may be exercisable only by the plan participant.

        References to a participant herein, to the extent relevant in the context, include references to authorized transferees.

        Amendment or Termination

        The Board of Directors may at any time amend, suspend or terminate the 2001 Plan, except that no Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.

CALIFORNIA SUPPLEMENT

        Awards granted to California participants under the 2001 Plan are subject to additional restrictions consistent with applicable law of the State of California.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2001 Plan and with respect to the sale of Common Stock acquired under the 2001 Plan. This summary is based on the federal tax laws in effect as of the date of this Information Statement. Changes to these laws could alter the tax consequences described below.

        Incentive Stock Options

        In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

        Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

        If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

        If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

        Non-statutory Stock Options

        As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

        With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

        Restricted Stock Awards

        A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes a valid election under
Section 83(b) of the Code (an "83(b) Election"). If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

        Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the

Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

        Tax Consequences to the Company

        The grant of an Award under the 2001 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2001 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2001 Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.


                                EXECUTIVE OFFICES

        The Company's principal executive offices are located at New Enterprise House, St. Helens Street, Derby, England, DE1 3GY. Its telephone number is (877) 802-7243.


                     OUTSTANDING VOTING STOCK OF THE COMPANY

        The close of business on March 27, 2001 has been fixed as the record date for the determination of stockholders entitled to vote with respect to the stockholder authorization of the 2001 Plan. As of March 27, 2001, there were 18,255,000 shares of Common Stock outstanding. The Common Stock is the sole class of voting securities of the Company. Each stockholder was entitled to one vote for each share of Common Stock held on March 27, 2001. The consent of the holders of a majority of the outstanding shares of Common Stock was necessary to approve and adopt the 2001 Plan.



                  [Remainder of Page Intentionally Left Blank]

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of March 28, 2001 with respect to the beneficial ownership of the capital stock of the Company by each person known to the Company to own beneficially more than 5% of the Company's outstanding stock, each of the Company's directors and executive officers, and the directors and executive officers as a group. The percentages shown are based on 18,255,000 shares of our common stock outstanding as of March 28, 2001.

                                                                                        Amount and Nature
                                                                                 of Shares Beneficial Owned (1)
                                                                       ----------------------------------------------------
                                                                                               Percentage of Outstanding
                Name and Address of Beneficial Owner                     Number of Shares            Common Stock
                ------------------------------------                     ----------------            ------------

5% Stockholders
---------------
     Atlas Trust Company (Jersey) Limited (2).................              10,711,831                   58.7%
         P.O. Box 246, Suite 1
         17 Queen Street
         St. Helier, Jersey, JE4 5PP Channel Islands
     Innovative Finance Limited (3)...........................              1,500,000                    8.22
         TrustNet Chambers
         Box 3444
         Roadtown, Tortola
         British Virgin Islands

Directors
---------
     Melvyn Morris (4) .......................................               262,500                       *
         Chief Executive Officer and Director
     Howard Thacker (5) ......................................               237,500                       *
       Director
     Martin Clifford (6)......................................               110,000                       *
         Executive Vice President and Director
     Ken Olisa ...............................................                - 0 -                      - 0 -
         Director
     Geoff Shingles ..........................................                - 0 -                      - 0 -
         Director

Other Named Officers
--------------------
     Anthony Dunn (7).........................................               110,000                       *
         Chief Technology Officer
All directors and executive officers as a group (6 persons)(8)               720,000                       *

-----------------

* Indicates beneficial ownership of less than 1% of our issued and outstanding common stock.

(1) The number of shares beneficially owned by each 5% stockholder, director, or executive officer is determined under rules of the SEC. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares which the individual or entity has the right to acquire on or before May 27, 2001 through the exercise of stock options, and any reference in the footnotes to this table to shares subject to share options refers only to share options that are so exercisable. For purposes of computing the percentage of outstanding shares held by each person or entity, any shares which that person or entity has the right to acquire on or before May 27, 2001 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the above table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the address for each person in the above table is New Enterprise House, St. Helens Street, Derby DE1 3GY, England.
(2) Represents shares held of record by Atlas Trust Company (Jersey) Limited ("Atlas") in its capacity as trustee of the Employee Benefits and Shares Trust (the "III Trust") of Internet Investments Inc. ("III"). Atlas exercises voting and investment control over the III Trust in its capacity as trustee.
(3) Includes 500,000 shares subject to a warrant exercisable within 60 days after March 28, 2001 and 150,000 shares held by The Continental Trust Company Limited.
(4) Represents options to purchase 262,500 of Common Stock exercisable within 60 days after March 28, 2001, and does not include 10,711,831 shares of Common Stock beneficially owned by the III Trust. Mr. Morris is a director of III and a protector of the III Trust. In his capacity as protector, Mr. Morris has the authority to replace the trustee of the III trust, but does not have or share voting or investment power over the III Trust. Mr. Morris disclaims beneficial ownership of these shares.
(5) Represents options to purchase 237,500 of Common Stock exercisable within 60 days after March 28, 2001, and does not include 10,711,831 shares of Common Stock beneficially owned by the III Trust. Mr. Thacker is a director of III and a protector of the III Trust. In his capacity as protector, Mr. Thacker has the authority to replace the trustee, but does not have or share voting or investment power over the III Trust. Mr. Thacker disclaims beneficial ownership of these shares. Mr. Thacker also served as Chief Operating Officer and Secretary of the Company until March 29, 2001.
(6) Represents options to purchase 110,000 of Common Stock exercisable within 60 days after March 28, 2001.
(7) Represents options to purchase 110,000 of Common Stock exercisable within 60 days after March 28, 2001.
(8)  See notes 4, 5, 6 and 7 above.

CHANGE OF CONTROL

        Pursuant to the terms of a Share Exchange Agreement dated as of May 23, 2000 (the "Share Exchange Agreement"), the Company (formerly, Anthem Recording West, Inc.) issued 10,711,831 of its shares to Atlas Trust Company (Jersey) Limited ("Atlas"), trustee of the Employee Benefits and Shares Trust of Internet Investments, Inc., a Bahamanian company, in exchange for all of the issued and outstanding shares of capital stock of Internet Investments Inc. and uDate.com, Ltd., a United Kingdom corporation. As a result, Atlas purchased an aggregate of approximately 59% of the issued and outstanding shares of the Company pursuant to the Share Exchange Agreement.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION TABLE

        The following table summarizes the compensation paid by the Company for the fiscal year ended March 31, 2000 ("Fiscal Year 1999") and the 10 month transition period ended December 31, 2000 to our Chief Executive Officer and three other most highly compensated executive officers during 2000. For ease of reference, we collectively refer to these executive officers throughout this section as our "named executive officers."

                                                                                                      Long Term
                                                                Annual Compensation                  Compensation
                                                      ------------------------------------------     -------------
                                                                                                        Awards
                                                      ------------------------------------------     -------------
                                                                                                      Securities
                                          Fiscal                                Other Annual          Underlying
Name and Principal Position               Year(1)      Salary      Bonus       Compensation(2)         Options(#)
--------------------------------------  -----------   --------   ---------   -------------------     -------------

Melvyn Morris, Chief Executive Officer
   and President.....................      1999             $0          $0                    $0                 0

                                           2000        207,190      91,740                40,800           525,000

Howard Thacker, Director(3)..........

                                           1999              0           0                     0                 0
                                           2000        142,702      50,528                28,651           475,000

Martin Clifford, Executive Vice
President(4).........................      2000         74,890      22,806                13,431                 0

Anthony Dunn, Chief Technology Officer..   1999         14,672           0                     0                 0

                                           2000         89,250      37,416                16,320                 0


        ----------------

(1) Information under "2000" is for the 10 month transition period ended December 31, 2000. Information under "1999" is for the fiscal year ended March 31, 2000.

(2) Represents the amount of an automobile allowance provided by us to the named executive officers.

(3) Mr. Thacker also served as Chief Operating Officer and Secretary of the Company until March 29, 2001.

(4)  Mr. Clifford joined the Company in June 2000.

OPTION GRANTS IN LAST TRANSITION PERIOD

     The following table provides certain information concerning options to purchase our common stock granted during the ten month transition period ended December 31, 2000 to each of the named executive officers.

                                                  Option Grants in the Ten Month Period Ended December 31, 2000
                                        -------------------------------------------------------------------------------
                                         Number of Securities   % of Total Options
                                          Underlying Options        Granted to        Exercise Price
Name                                        Granted (1)(#)       Employees in 2000      Per Share       Expiration Date
                                        ---------------------   ------------------   ----------------   ---------------

Melvyn Morris.......................                  525,000        42.34%            $7.50                  5/22/2010
Howard Thacker......................                  475,000         38.31             7.50                  5/22/2010
Martin Clifford.....................                        0          --              --                            --
Anthony Dunn........................                        0          --              --                            --

        ----------------

        (1) All options granted to the named executive officers were granted under the Company's 2000 Equity Incentive Plan, as amended. The exercise price of all options was at fair market value of the option on the date of grant. The options are generally not transferable by the optionee, are exercisable for a ten year period from the dates of the grant, must generally be exercised within three (3) months after the end of the optionee's status as an employee or within twelve (12) months after the optionee's death or disability. Each option vests ratably as to 50% of the shares covered thereby in the first year and vests as to the remaining 50% of the shares covered thereby 1/24th on each monthly anniversary of the vesting commencement date.

AGGREGATE OPTION EXERCISES IN LAST TRANSITION PERIOD AND TRANSITION PERIOD-END OPTION VALUES

        The following table provides certain information concerning stock option exercises by the named executive officers during the ten month transition period ended December 31, 2000 and options held by the named executive officers as of December 31, 2000.



                                   Number of                             Number of Securities               Value of Unexercised
                                Shares Acquired       Value             Underlying Unexercised              In-The-Money Options
Name                            on Exercise (#)    Realized(1)         Options At 12/31/00 (#)                 At 12/31/00(2)
----------------------         -----------------   -----------   ----------------------------------     ----------------------------
                                                                 Exercisable          Unexercisable     Exercisable    Unexercisable
                                                                 -----------          -------------     -----------    -------------

Melvyn Morris..............             0                --               0              525,000                 --               $0

Howard Thacker.............             0                --               0              475,000                 --                0

Martin Clifford............             0                --              --                --                    --               --

Anthony Dunn...............             0                --              --                --                    --               --

        -----------------

         (1) Represents the difference between the option exercise price and the closing price of our common stock on the OTC Bulletin Board on the date of exercise.

        (2) Based on the closing price of our common stock on the OTC Bulletin Board on December 29, 2000 the last trading day in 2000 of $1.0312 per share, there were no in-the-money options held by any named executive officers.

                              EMPLOYMENT CONTRACTS

EMPLOYMENT AGREEMENTS

        On May 3, 2000, we entered into an employment agreement with Melvyn Morris for an unspecified initial term, which term will be automatically extended until terminated by the Company with twelve months prior written notice or by Mr. Morris with not less than five months prior written notice. The agreement provides that Mr. Morris will serve as our Chief Executive Officer and will also serve on our board of directors. Under the agreement, we pay Mr. Morris a base salary of $303,773, bonuses of a maximum of 76% of salary based upon achievement of targeted performance goals, and an automobile allowance of $59,820 per annum. The agreement specifies that if we terminate Mr. Morris for certain enumerated reasons, Mr. Morris will be required to transfer all shares of the Company held by him to such persons as directed by the Company. Notwithstanding the notice requirements discussed above, the Company may terminate Mr. Morris effective immediately by paying him all amounts owed to him under the terms of the employment agreement. The agreement also provides that for twelve months following termination from the Company, Mr. Morris will not enter into competitive endeavors and will not undertake any commercial activity that is contrary to our best interest or that of our affiliates, including accepting employment or acquiring an interest in any entity (other than up to 1% of the voting shares of any Company traded on a recognized exchange) that provides products and services in competition with the Company.

        On May 3, 2000, we entered into an employment agreement with Howard Thacker for an unspecified term, to serve as our Chief Operating Officer, Secretary and Director. Effective March 29, 2001, Mr. Thacker resigned his positions as Chief Operating Officer and Secretary. We have reached an oral agreement with Mr. Thacker on the terms of his resignation pursuant to which he is to receive severance of 90 days of salary from the date of resignation and to release the Company from any claims arising from or related to his employment with us. Mr. Thacker will remain a non-executive Director with the Company.

        We also have entered into employment agreements with Martin Clifford and Anthony Dunn, each of which has an unspecified initial term and renews automatically until terminated by one of the parties thereto. The Company may terminate Mr. Clifford's agreement with three months prior written notice and Mr. Dunn's employment with twelve months prior written notice. These agreements provide that in addition to their base salaries and automobile allowance, Messrs. Clifford and Dunn will receive annual bonuses based on their performance as measured by their success in meeting targeted performance goals.


            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

        Each of the directors and officers of the Company since the beginning of the last fiscal year and associates of the foregoing persons has an interest in the adoption of the Company's 2001 Plan that may differ from that of other stockholders of the Company because these parties are potential recipients of awards under the 2001 Plan. No director of the Company opposed the adoption of the 2001 Plan.

                                   APPENDIX A

                            2001 STOCK INCENTIVE PLAN


        This document is filed with the Securities and Exchange Commission pursuant to Item 10 of Schedule 14A and will not be included in the proxy materials distributed to stockholders.

                                 UDATE.COM, INC.
                            2001 STOCK INCENTIVE PLAN

1.      Purpose

        The purpose of this 2001 Stock Incentive Plan (the "Plan") of uDate.com, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a significant interest, as determined by the Board of Directors of the Company (the "Board").

2.      Eligibility

        All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.      Administration and Delegation

        (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board to the extent that the Board's powers or authority under the Plan have been delegated to such Committee.

4.      Stock Available for Awards

        (a) Number of Shares. Subject to adjustment under Section 7, Awards may be made under the Plan for up to the number of shares of common stock, $.001 par value per share, of the Company (the "Common Stock") that is equal to the sum of:

                (1)     4,280,000 shares of Common Stock; plus

                (2) an annual increase to be effected on the first day of each of the Company's fiscal years beginning on January 1, 2002 through and including January 1, 2005 equal to the lesser of (i) 500,000 shares of Common Stock, (ii) 2% of the outstanding shares on such date or (iii) an amount determined by the Board.

        Notwithstanding clause (3) above, in no event shall the number of shares available under this Plan be increased as set forth in clause (3) to the extent such increase, in addition to any other increases proposed by the Board in the number of shares available for issuance under all other employee or director stock plans, would result in the total number of shares then available for issuance under all employee and director stock plans exceeding 30% of the outstanding shares of the Company on the first day of the applicable fiscal year.

        If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        (b) Per-Participant Limit. Subject to adjustment under Section 7, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 1,500,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m).

5.       Stock Options

        (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

        (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

        (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

        (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

        (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

        (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

                (1) in cash or by check, payable to the order of the Company;

                (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

                (3) when the Common Stock is registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

                (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

                (5) by any combination of the above permitted forms of payment.

        (g) Substitute Options. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Options in substitution for any options or other stock or stock-based awards granted by such entity or an affiliate thereof. Substitute Options may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on Options contained in the other sections of this Section 5 or in Section 2.

6.      Restricted Stock.

        (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

        (c) Stock Certificates. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.      Adjustments for Changes in Common Stock and Certain Other Events

        (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 7(a) applies and Section 7(c) also applies to any event, Section 7(c) shall be applicable to such event, and this Section 7(a) shall not be applicable.

        (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

        (c)     Reorganization and Change in Control Events

                (1)     Definitions

                        (a)     A "Reorganization Event" shall mean:

                                (i)     any merger or consolidation of the
                                        Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property; or

                                (ii) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

                        (b)     A "Change in Control Event" shall mean:

                                (i) the acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange
                                        Act) (a "Person") of beneficial
                                        ownership of any capital stock of the
                                        Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 50% or more of either
                                        (x) the then-outstanding shares of
                                        common stock of the Company (the
                                        "Outstanding Company Common Stock") or
                                        (y) the combined voting power of the
                                        then-outstanding securities of the
                                        Company entitled to vote generally in
                                        the election of directors (the
                                        "Outstanding Company Voting
                                        Securities"); provided, however, that
                                        for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control Event:
                                        (A) any acquisition directly from the
                                        Company (excluding an acquisition
                                        pursuant to the exercise, conversion or
                                        exchange of any security exercisable
                                        for, convertible into or exchangeable
                                        for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company),
                                        (B) any acquisition by any employee
                                        benefit plan (or related trust)
                                        sponsored or maintained by the Company
                                        or any corporation controlled by the
                                        Company, (C) any acquisition by any
                                        corporation pursuant to a Business
                                        Combination (as defined below) which
                                        complies with clauses (x) and (y) of
                                        subsection (iii) of this definition or
                                        (D) any acquisition by Atlas Trust
                                        Company (Jersey) Limited (the "Exempt
                                        Person") of any shares of Common Stock;
                                        provided that, after such Exempt Person
                                        does not beneficially own more than 60%
                                        of either (i) the

                                        Outstanding Company Common Stock or (ii) the Outstanding Company Voting Securities; or

                                (ii) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board
                                        (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                                (iii)   the consummation of a merger,
                                        consolidation, reorganization,
                                        recapitalization or share exchange
                                        involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding

                                        Company Common Stock and Outstanding
                                        Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Exempt Person, the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the Acquiring
                                        Corporation, or of the combined voting
                                        power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                (2)     Effect on Options

                        (a) Reorganization Event. Upon the occurrence of a Reorganization Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to a Reorganization Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Reorganization Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, such assumed or substituted options shall be immediately exercisable in full upon the occurrence of such Reorganization Event. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

                                        Notwithstanding the foregoing, if the
                                acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

                        (b) Change in Control Event that is not a Reorganization Event. Upon the occurrence of a Change in Control Event that does not also constitute a Reorganization Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, all Options then-outstanding shall automatically become immediately exercisable in full.

                (3)     Effect on Restricted Stock Awards

                        (a) Reorganization Event that is not a Change in Control Event. Upon the occurrence of a Reorganization Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                        (b) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes a Reorganization Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, the vesting schedule of all Restricted Stock Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become free from conditions or restrictions in accordance with the original schedule set forth in such Restricted Stock Award, with one-half of the number of shares that would otherwise have become free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule becoming free from conditions or restrictions on each subsequent vesting date. In addition, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

                (4) Limitations. Notwithstanding the foregoing provisions of this

                        Section 7(c), if the Change in Control Event is intended to be accounted for as a "pooling of interests" for financial accounting purposes, and if the acceleration to be effected by the foregoing provisions of this
                        Section 7(c) would preclude accounting for the Change in Control Event as a "pooling of interests" for financial accounting purposes, then no such acceleration shall occur upon the Change in Control Event.

8.      General Provisions Applicable to Awards

        (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        (b) Documentation. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

        (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h) Acceleration. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

9.      Miscellaneous

        (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant that is intended to comply with Section 162(m) shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under
Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

        (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders as required by
Section 162(m) (including the vote required under Section 162(m)).

        (e) Authorization of Sub-Plans. The Board may from time to time establish one or more sub-plans under the Plan for purposes of satisfying applicable blue sky, securities or tax laws of various jurisdictions. The Board shall establish such sub-plans by adopting supplements to this Plan containing
(i) such limitations on the Board's discretion under the Plan as the Board deems necessary or desirable or (ii) such additional terms and conditions not otherwise inconsistent with the Plan as the Board shall deem necessary or desirable. All supplements adopted by the Board shall be deemed to be part of the Plan, but each supplement shall apply only to Participants within the affected jurisdiction and the Company shall not be required to provide copies of any supplement to Participants in any jurisdiction which is not the subject of such supplement.

        (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.





              Adopted by the Board of Directors on March 27, 2001


            Approved by the Company's Stockholders on March 28, 2001


                       Effective on ______________, 2001

                                 UDATE.COM, INC.
                            2001 STOCK INCENTIVE PLAN

                              CALIFORNIA SUPPLEMENT

        Pursuant to Section 9(e) of the Plan, the Board has adopted this supplement for purposes of satisfying the requirements of Section 25102(o) of the California Corporations Code.

        Any Awards granted under the Plan to a Participant who is a resident of the State of California on the date of grant (a "California Participant") shall be subject to the following additional limitations, terms and conditions:

1.      Additional Limitations on Options.

        (a) Minimum Vesting Rate. Except in the case of Options granted to California Participants who are officers, directors, consultants or advisors of the Company or its affiliates (which Options may become exercisable at whatever rate is determined by the Board), Options granted to California Participants shall become exercisable at a rate of no less than 20% per year over five years from the date of grant; provided, that, such Options may be subject to such reasonable forfeiture conditions as the Board may choose to impose and which are not inconsistent with Section 260.140.41 of the California Code of Regulations.

        (b) Minimum Exercise Price. The exercise price of Options granted to California Participants may not be less than 85% of the Fair Market Value of the Common Stock on the date of grant in the case of a Nonstatutory Stock Option or less than 100% of the Fair Market Value of the Common Stock on the date of grant in the case of an Incentive Stock Option; provided, however, that if the California Participant is a person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the exercise price shall be not less than 110% of the Fair Market Value of the Common Stock on the date of grant.

        (c) Maximum Duration of Options. No Options granted to California Participants will be granted for a term in excess of 10 years.

        (d) Minimum Exercise Period Following Termination. Unless a California Participant's employment is terminated for cause (as defined in any contract of employment between the Company and such Participant, or if none, in the instrument evidencing the grant of such Participant's Option), in the event of termination of employment of such Participant, he or she shall have the right to exercise an Option, to the extent that he or she was otherwise entitled to exercise such Option on the date employment terminated, as follows: (I) at least six months from the date of termination, if termination was caused by such Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) and (ii) at least 30 days from the date of termination, if termination was caused other than by such Participant's death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code).

        (e) Limitation on Repurchase Rights. If an Option granted to a California Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.41(k) of the California Code of Regulations.

2.       Additional Limitations for Restricted Stock Awards.

        (a) Minimum Purchase Price. The purchase price for a Restricted Stock Award granted to a California Participant shall be not less than 85% of the Fair Market Value of the Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated; provided, however, that if such Participant is a person who owns stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or its parent or subsidiary corporations, the purchase price shall be not less than 100% of the Fair Market Value of the Common Stock at the time such Participant is granted the right to purchase shares under the Plan or at the time the purchase is consummated.

        (b) Limitation of Repurchase Rights. If a Restricted Stock Award granted to a California Participant gives the Company the right to repurchase shares of Common Stock issued pursuant to the Plan upon termination of employment of such Participant, the terms of such repurchase right must comply with Section 260.140.42(h) of the California Code of Regulations.

3. Additional Limitations for Other Stock-Based Awards. The terms of all Awards granted to a California Participant under Section 7 of the Plan shall comply, to the extent applicable, with Section 260.140.41 or Section 260.140.42 of the California Code of Regulations.

4. Additional Limitations on Transferability of Awards. Except as provided in the next sentence, Awards granted to California Participants shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of such Participant, shall be exercisable only by such Participant. Notwithstanding the foregoing, the Board may, in the case of Nonstatutory Stock Options, allow them to be transferred to an inter vivos or testamentary trust in which the Options are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to "immediate family" as that term is defined in Rule 16a-1(e) under the Exchange Act.

5. Additional Requirement to Provide Information to California Participants. The Company shall provide to each California Participant and to each California Participant who acquires Common Stock pursuant to the Plan, not less frequently than annually, copies of annual financial statements (which need not be audited). The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

6. Additional Limitations on Timing of Awards. No Award granted to a California Participant shall become exercisable, vested or realizable, as applicable to such Award, unless the Plan has been approved by the Company's stockholders within 12 months before or after the date the Plan was adopted by the Board.

7. Additional Limitations Relating to Definition of Fair Market Value. For purposes of Section 1(b) and 2(a) of this supplement, "Fair Market Value" shall be determined in a manner not inconsistent with Section 260.140.50 of the California Code of Regulations.

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